                                                                   EXHIBIT 10.21

                              AGREEMENT OF MERGER

     AGREEMENT OF MERGER dated as of May , 2000 (this "Agreement") among Quintus Corporation, a corporation duly organized and existing under the laws of the State of Delaware ("Parent"), Mustang.com Acquisition Corporation, a corporation duly organized and existing under the laws of the State of Delaware and a wholly owned subsidiary of Parent ("Merger Sub"), and Mustang.com, Inc., a wholly owned subsidiary of Parent ("Merger Sub"), and Mustang.com, Inc., a corporation duly organized and existing under the laws of the State of California (the "Company").


                              W I T N E S S E T H

     WHEREAS, the boards of directors of Parent, Merger Sub and the Company have each determined that it is advisable and in the best interests of their respective shareholders for Merger Sub to merge with and into the Company (the "Merger") upon the terms and subject to the conditions set forth herein;

     WHEREAS, in furtherance of the Merger, the boards of directors of Parent and Merger Sub have each approved the Merger in accordance with the General Corporation Law of the State of Delaware ("Delaware Law") and upon the terms and subject to the conditions set forth herein, and the board of directors of the Company has approved the Merger in accordance with the General Corporation Law of the State of California ("California Law") and upon the terms and subject to the conditions set forth herein; and

     WHEREAS, in furtherance of the Merger; the holders of the common stock, no par value ("Company Common Stock"), of the Company have approved the Merger by the affirmative vote of a majority of the issued and outstanding shares held by such holders in accordance with California Law and upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

     Section 1. The Merger. At the Effective Time (as defined below), and upon the terms and subject to the conditions of this Agreement, California Law and Delaware Law, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

     SECTION 2. Effective Time. The effective time of the Merger ("Effective Time") shall be upon filing with the Secretary of State of the State of California and in accordance with Section 1108 of the California Corporations Code.

     SECTION 3. Effect of the Merger. At the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities, and duties of the Surviving Corporation.

     SECTION 4. Articles of Incorporation. The Articles of Incorporation of the Company in effect at the Effective Time shall be the Articles of Incorporation or the Surviving Corporation until amended in accordance with applicable law.

     SECTION 5. Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

     SECTION 6. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the securities of the Company:

     (a) each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined below) and shares to be canceled pursuant to Section 6(d)) shall be converted into the right to receive 0.793 shares of common stock of Parent, par value $0.001 per share ("Parent Common Stock");

     (b) each option to purchase shares of Company Common Stock (each, a "Company Stock Option") issued and outstanding at the Effective Time and all rights in respect thereof shall be assumed by Parent and shall be deemed to constitute an option to acquire the same number of shares of Parent Common Stock as the holder of such Company Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such Company Stock Option in full immediately prior to the Effective Time, at a price per share of Parent Common Stock equal to (i) the aggregate exercise price for the shares of Company Common Stock otherwise purchasable pursuant to such Company Stock Option divided by (ii) the aggregate number of shares of Parent Common Stock deemed purchasable pursuant to such Company Stock Option;


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     (c)  each outstanding warrant to purchase shares of Company Common Stock
(each a "Company Stock Warrant") shall be adjusted as necessary to provide that, at the Effective Time, each Company Stock Warrant outstanding immediately prior to the Effective Time shall be deemed to constitute a warrant to acquire the same number of shares of Parent Common Stock as the holder of such Company Stock Warrant would have been entitled to receive pursuant to the Merger had such holder exercised such Company Stock Warrant in full immediately prior to the Effective Time, at a price per share of Parent Common Stock equal to (i) the aggregate exercise price for the shares of Company Common Stock otherwise purchasable pursuant to such Company Stock Warrant divided by (ii) the aggregate number of shares of Parent Common Stock deemed purchasable pursuant to such Company Stock Warrant;

     (d) each share of Company Common Stock held by Parent or any of its subsidiaries immediately prior to the Effective Time shall be canceled and no payment shall be made with respect thereto;

     (e) each share of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation; and

     (f) no fractional shares of Parent Common Stock will be issued in the Merger. Instead, each holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock will receive an amount of cash equal to the product of (i) such fraction, multiplied by (ii) the closing price for shares of Parent Common Stock as reported on the Nasdaq National Market for the trading day immediately preceding the Effective Time.

     SECTION 7. Dissenting Shares. (a) Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and which are held by shareholders who shall have exercised and perfected appraisal rights for such shares in accordance with California Law (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration. Such shareholders shall be entitled to receive payment of the appraised value of such shares held by them in accordance with California Law, except that all Dissenting Shares held by shareholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger



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Consideration, without any interest thereon, upon surrender of the certificate or certificates that formerly evidenced such shares.



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                   QUINTUS CORPORATION

                                   By: /s/ ALAN K. ANDERSON
                                       ----------------------------------
                                      Name: Alan K. Anderson
                                      Title: Chairman and Chief Executive
                                      Officer

                                   By: /s/ SUSAN SALVESEN
                                       ----------------------------------
                                      Name: Susan Salvesen
                                      Title: Chief Financial Officer & Secretary


                                   MUSTANG.COM ACQUISITION CORPORATION

                                   By: /s/ ALAN K. ANDERSON
                                       ----------------------------------
                                      Name: Alan K. Anderson
                                      Title: President

                                   By: /s/ SUSAN SALVESEN
                                       ----------------------------------
                                      Name: Susan Salvesen
                                      Title: Secretary

                                   MUSTANG.COM, INC.

                                   By:
                                       ----------------------------------
                                      Name:
                                      Title:

                                   By:
                                       ----------------------------------
                                      Name:
                                      Title:


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                   QUINTUS CORPORATION

                                   By:
                                       ----------------------------------
                                      Name: Alan K. Anderson
                                      Title: Chairman and Chief Executive
                                      Officer

                                   By:
                                       ----------------------------------
                                      Name: Susan Salvesen
                                      Title: Chief Financial Officer & Secretary


                                   MUSTANG.COM ACQUISITION CORPORATION

                                   By:
                                       ----------------------------------
                                      Name: Alan K. Anderson
                                      Title: President

                                   By:
                                       ----------------------------------
                                      Name: Susan Salvesen
                                      Title: Secretary

                                   MUSTANG.COM, INC.

                                   By: /s/ JAMES A. HARRER
                                       ----------------------------------
                                      Name: James A. Harrer
                                      Title: President

                                   By: /s/ DONALD M. LEONARD
                                       ----------------------------------
                                      Name: Donald M. Leonard
                                      Title: Chief Financial Officer &
                                             Vice President


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                               STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "MUSTANG.COM ACQUISITION CORPORATION", A DELAWARE CORPORATION,

     WITH AND INTO "MUSTANG.COM, INC." UNDER THE NAME OF "MUSTANG.COM, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTEENTH DAY OF MAY, A.D. 2000, AT
9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                      /s/ EDWARD J. FREEL
                       [SEAL]         ------------------------------------------
                                        Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 0453683

                                                DATE: 05-23-00
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                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/18/2000
                                                           001257237 - 3231346


                             CERTIFICATE OF MERGER
                                       OF
                      MUSTANG.COM ACQUISITION CORPORATION
                                      AND
                               MUSTANG.COM, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

     (i) Mustang.com Acquisition Corporation, which is incorporated under the laws of the State of Delaware; and

     (ii) Mustang.com, Inc., which is incorporated under the laws of the State of California.

2. An agreement and plan of merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid constituent corporations in accordance with the laws under which it is formed, pursuant to Section 252 of the Delaware General Corporation Law.

3. The name of the surviving corporation in the merger herein certified is Mustang.com, Inc., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the laws of the State of its incorporation.

4. The certificate of incorporation of Mustang.com, Inc., as now in force and effect, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed pursuant to the provisions of the laws of the State of its incorporation.

5. The executed agreement and plan of merger between the aforesaid constituent corporations is on file at an office of the aforesaid surviving corporation, the address of which is as follows:

                             Mustang.com, Inc.
                             6200 Lake Ming Road
                             Bakersfield, CA 93306

6. A copy of the aforesaid agreement and plan of merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.
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7. The aforesaid surviving corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Mustang.com Acquisition Corporation, as well as for enforcement of any obligation of said surviving corporation arising from the merger herein certified, including any suit or other proceeding to enforce the right, if any, of any stockholder of Mustang.com Acquisition Corporation as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following as the address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                           Quintus Corporation
                           47212 Mission Falls Court
                           Fremont, CA 94539

8. The agreement and plan of merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective at such time as this certificate is filed with the Secretary of State of the State of Delaware.
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Dated: May 18, 2000

                                             MUSTANG.COM ACQUISITION CORPORATION


                                             By:
                                                 -------------------------------
                                                 Name: Alan K. Anderson
                                                 Title: President

Dated: May 18, 2000

                                             MUSTANG.COM INC.


                                             By: /s/ JAMES A. HARRER
                                                 -------------------------------
                                                 Name: James A. Harrer
                                                 Title: President & CEO
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Dated: May 18, 2000

                                             MUSTANG.COM ACQUISITION CORPORATION


                                             By: /s/ ALAN K. ANDERSON
                                                 -------------------------------
                                                 Name: Alan K. Anderson
                                                 Title: President

Dated: May 18, 2000

                                             MUSTANG.COM INC.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: